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                                                               EX.-99.906CERT(i)

                                 CERTIFICATIONS

       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The BNY Hamilton Funds (the Registrant), do hereby certify, to such officer's knowledge, that:

       (1) The BNY Hamilton Funds on Form N-CSR of the Registrant for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
              and

       (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: March 1, 2004
      -----------------


       /s/ Kevin J. Bannon
-----------------------------------
Name:  Kevin J. Bannon

Title: President

Dated: March 1, 2004
      ------------------


       /s/ George Roeck
-----------------------------------

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Name:  George Roeck

Title: Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Report or as a separate disclosure document.